Fair Value Measurements	12 Months Ended
Dec. 25, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements

16.  Fair Value Measurements

The Company uses the accounting guidance that applies to all assets and liabilities that are being measured and reported on a fair value basis. The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The guidance also establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. Assets and liabilities carried at fair value are classified and disclosed in one of the following three categories.

Level 1:Quoted market prices in active markets for identical assets or liabilities.

Level 2:Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3:Unobservable inputs reflecting the reporting entity’s own assumptions.

The accounting guidance establishes a hierarchy which requires an entity to maximize the use of quoted market prices and minimize the use of unobservable inputs. An asset or liability’s level is based on the lowest level of input that is significant to the fair value measurement.

The following tables set forth the Company’s financial assets and liabilities that were measured at fair value on a recurring basis during the period, by level, within the fair value hierarchy:

	As of December 25, 2021
	Level 1	Level 2	Level 3	Total
Trading securities	$1,686	$—	$—	$1,686
Interest rate swaps	—	1,502	—	1,502
Foreign exchange forward contracts	—	14	—	14
Contingent consideration payable	—	—	(12,347)	(12,347)

	As of December 26, 2020
	Level 1	Level 2	Level 3	Total
Trading securities	$1,911	$—	$—	$1,911
Interest rate swaps	—	(4,193)	—	(4,193)
Foreign exchange forward contracts	—	12	—	12
Contingent consideration payable	—	—	(14,197)	(14,197)

Trading securities are valued using quoted prices on an active exchange. Trading securities represent assets held in a Rabbi Trust to fund deferred compensation liabilities and are included as restricted investments on the accompanying Consolidated Balance Sheets.

The Company utilizes interest rate swap contracts to manage our targeted mix of fixed and floating rate debt, and these contracts are valued using observable benchmark rates at commonly quoted intervals for the full term of the swap contracts. As of December 25, 2021 and December 26,2020 the Company's interest rate swaps were recorded on the accompanying Consolidated Balance Sheets in accordance with ASC 815.

The Company utilizes foreign exchange forward contracts to manage our exposure to currency fluctuations in the Canadian dollar versus the U.S. dollar. The forward contracts were valued using observable benchmark rates at commonly quoted intervals during the term of the forward contract. As of December 25, 2021 and December 26, 2020, the foreign exchange forward contracts were included in other current liabilities on the accompanying Consolidated Balance Sheets.

The contingent consideration represents future potential earn-out payments related to the Resharp acquisition in fiscal 2019 and the Instafob acquisition in the first quarter of 2020. Refer to Note 6 - Acquisitions for additional details. The estimated fair value of the contingent earn-out was determined using a Monte Carlo analysis examining the frequency and mean value of the resulting earn-out payments. The resulting value captures the risk associated with the form of the payout structure. The risk neutral method is applied, resulting in a value that captures the risk associated with the form of the payout structure and the projection risk. The carrying amount of the liability may fluctuate significantly and actual amounts paid may be materially different from the liability’s estimated value. As of December 25, 2021, the total contingent consideration for Resharp was recorded as $308 within other accrued expenses and $10,692 within other non-current liabilities on the accompanying Consolidated Balance Sheets. As of December 25, 2021, the total contingent consideration for Instafob was recorded as $168 within other accrued expenses and $1,179 within other non-current liabilities on the accompanying Consolidated Balance Sheets. As of December 26, 2020, the total contingent consideration was recorded as $417 within other accrued expenses and $13,780 within other non-current liabilities on the accompanying Consolidated Balance Sheets. This amount was moved to accounts payable as of December 25, 2021. The Company recorded a $1,178 decrease in the Resharp contingent consideration liability as of December 25, 2021 compared to December 26, 2020. The Company recorded a $628 decrease in the Instafob contingent consideration liability as of December 25, 2021 compared to Instafob’s acquisition date of February 19, 2020. The total decrease of $1,806 in value was determined by using a simulation model of the Monte Carlo analysis that included updated projections applicable to the liability as of December 25, 2021 compared to the prior valuation period.

The fair value of the Company’s fixed rate senior notes and junior subordinated debentures as of December 25, 2021 and December 26, 2020 were determined by utilizing current trading prices obtained from indicative market data. As a result, the fair value measurement of the Company’s senior term loans is considered to be Level 2. The Company fully redeemed the 6.375% Senior Notes and Junior Subordinated Debentures in the third quarter of 2021. See Note 9 - Long-Term Debt for additional details.

	December 25, 2021		December 26, 2020
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
6.375% Senior Notes	$—	$—	$328,333	$327,525
Junior Subordinated Debentures	—	—	123,295	128,022

Cash, restricted investments, accounts receivable, short-term borrowings and accounts payable are reflected in the Consolidated Financial Statements at book value, which approximates fair value, due to the short-term nature of these instruments. The carrying amount of the long-term debt under the revolving credit facility approximates the fair value at December 25, 2021 and December 26, 2020 as the interest rate is variable and approximates current market rates. The Company also believes the carrying amount of the long-term debt under the senior term loan approximates the fair value at December 25, 2021 and December 26, 2020 because, while subject to a minimum LIBOR floor rate, the interest rate approximates current market rates of debt with similar terms and comparable credit risk.

Additional information with respect to the derivative instruments is included in Note 15 - Derivatives and Hedging. Additional information with respect to the Company's fixed rate senior notes and junior subordinated debentures is included in Note 9 - Long-Term Debt.